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                                                                    Exhibit 99.2


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Eric R. Graef, Vice President-Finance and Treasurer, of Preformed Line Products (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1) The Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2002 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934: and
         2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




August 14, 2002                        /s / Eric R. Graef
                                       ------------------ -
                                       Eric R. Graef
                                       Vice President - Finance and Treasurer
                                       (Principal Accounting Officer)